PROSPECTUS 9/30/14 as supplemented 10/14/14	Jensen Quality Growth Fund

Class R Shares JENRX

The Securities and Exchange Commission has not approved or
disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Prospectus	September 30, 2014, as supplemented 10/14/2014

Jensen Quality Growth Fund

Class R Shares

5300 Meadows Road,
Suite 250 Lake Oswego,
OR 97035-8234
800-992-4144
www.jenseninvestment.com

TABLE OF CONTENTS

1
Table of Contents - Jensen Quality Growth Fund Class R Prospectus

Summary Section

Investment Objective
The objective of the Jensen Portfolio doing business as (“d/b/a”) the Jensen Quality Growth Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class R
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R
Management Fees	0.49%
Distribution and Shareholder Servicing (12b-1) Fees	0.50%
Shareholder Servicing Fee(1)	0.18%
Other Expenses(2)	0.08%
Total Annual Fund Operating Expenses	1.25%
(1)	Class R shares are subject to an annual shareholder servicing fee not to exceed 0.25% of average daily net assets of the Class R shares.
(2)	Other Expenses include custodian, transfer agency, and other customary Fund expenses not listed above and are based on the previous fiscal year’s expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the total annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 2014, the Fund’s portfolio turnover rate was 14.10% of the average value of its portfolio.

Principal Investment Strategies
To achieve its objective, the Fund invests in equity securities of approximately 25 to 30 companies that satisfy the investment criteria described below.  Equity securities in which the Fund invests as a principal strategy consist primarily of common stocks of U.S. companies.  Generally, each company in which the Fund invests must, as determined by the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser”):

+	Have consistently achieved a high return on equity over the prior ten years;
+	Be in excellent financial condition; and
+	Be capable of sustaining outstanding business performance.

These companies are selected from a universe of companies that have produced long-term records of consistently high returns on shareholder equity.  In order to qualify for this universe, each company must have a market capitalization of $1 billion or more, and a return on equity of 15% or greater in each of the last 10 years as determined by the Adviser.  The Adviser determines on an annual basis the companies that qualify for inclusion in the Fund’s investable universe.

The Fund may purchase securities when they are priced below their intrinsic values as determined by the Adviser.  The Fund may sell all or part of its position in a company when the Adviser has determined that another qualifying security has a greater opportunity to achieve the Fund’s objective.  In addition, the Fund generally sells its entire position in a company when the company no longer meets each of the Fund’s investment criteria.  In the event that the company no longer satisfies the investment criteria and the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may continue to hold and invest in the company.

The Adviser expects to include in the Fund’s investment portfolio at any time securities of approximately 25 to 30 primarily domestic companies.  The Fund must always own the securities of a minimum of 15 different companies in its portfolio.  The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this Prospectus.

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The Fund is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, that you could lose money by investing in the Fund.  The principal risks of investing in this Fund are:

+	Stock Market Risk
The market value of stocks held by the Fund may decline over a short, or even an extended period of time, resulting in a decrease in the value of a shareholder’s investment.

+	Management Risk
The Adviser may be incorrect in its judgment of the value of particular stocks.  The investments chosen by the Adviser may not perform as anticipated.  Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

+	Non-Diversification
The Fund is a non-diversified mutual fund and is permitted to invest a greater portion of its assets in the securities of a smaller number of issuers than would be permissible if it were a “diversified” fund and therefore, it may be more sensitive to market changes than a diversified fund.  Accordingly, the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value (“NAV”) of the Fund.

+	Company and Sector Risk
The Fund’s investment strategy requires that a company selected for investment by the Fund must have attained, among other criteria, a return on equity of at least 15 percent per year for each of the prior 10 years as determined by the Adviser.  Because of the relatively limited number of companies that have achieved this strong level of consistent, long-term business performance, the Fund at times is prohibited from investing in certain companies and sectors that may be experiencing a shorter-term period of robust earnings growth. As a result, the Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies.

+	Large-Cap Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  The Adviser considers companies with market capitalizations in excess of $10 billion to be large-cap companies.

Investment Suitability
The Fund is designed for long-term investors who are willing to accept short-term market price fluctuations.

Performance
The performance information on the following page demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one, five and ten years compare with those of a broad measure of market performance.  The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.jenseninvestment.com or by calling the Fund toll-free at 1-800-992-4144.

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Jensen Quality Growth Fund - Class R Shares

Annual Total Return as of December 31* of Each Year

* The Fund’s year-to-date total return as of June 30, 2014 was 1.93%.

During the ten-year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:      15.79% (2nd quarter 2009)
Worst Quarter:   -21.75% (4th quarter 2008)

Average Annual Total Returns For the Periods Ended December 31, 2013	One Year	5 Years	10 Years
Class R Shares
Return Before Taxes	31.80%	16.19%	6.63%
Return After Taxes on Distributions	30.62%	15.84%	6.35%
Return After Taxes on Distributions and Sale of Fund Shares	18.91%	13.11%	5.35%
S&P 500® Index	32.39%	17.94%	7.41%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management
Investment Adviser
Jensen Investment Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The Fund is managed by the Adviser’s investment committee, which is composed of:

Portfolio Manager	Years of Service with the Fund	Primary Title
Robert F. Zagunis	Since 1993	Chairman, Secretary and Managing Director
Eric H. Schoenstein	Since 2004	Vice President and Managing Director
Robert D. McIver	Since 2005	President and Managing Director
Kurt M. Havnaer	Since 2007	Business Analyst
Allen T. Bond	Since 2011	Business Analyst
Kevin J. Walkush	Since 2011	Business Analyst
Adam D. Calamar	Since 2013	Business Analyst

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Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Jensen Quality Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), by telephone at 800-992-4144 or by wire.  Investors who wish to purchase or redeem shares of the Fund through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are as follows:

Minimum Investment Amount
Initial	Additional
$2,500	$100

These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.

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Investment Objective, Principal Investment Strategies and Principal Risks

Investment Objective
The Fund’s investment objective is long-term capital appreciation.  The Fund’s investment objective is not a fundamental policy and may be changed by the Board of Directors without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies
The Fund’s approach to investing focuses on those companies with a record of achieving a high level of business performance over the long term and which are, in the opinion of the Fund’s Adviser, well positioned to maintain competitive advantages and continued high returns on equity and free cash flow.

Investment Process
To achieve the Fund’s investment objective of long-term capital appreciation, the Fund invests primarily in the common stocks of approximately 25 to 30 U.S. companies selected according to the specific, long-term investment criteria established by the Fund’s Adviser and described more fully below.  The Fund’s Adviser believes these criteria provide objective evidence that a company’s management is capable and dedicated to providing above-average returns to the company’s shareholders.  These companies are selected from a universe of companies that have produced long-term records of consistently high returns on shareholder equity.  In order to qualify for this universe, each company must have a market capitalization of $1 billion or more, and a return on equity of 15% or greater in each of the last 10 years as determined by the Adviser.  The Adviser determines on an annual basis the companies that qualify for inclusion in the Fund’s investable universe.  The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Directors without shareholder approval upon written notice.

As determined by the Adviser in each case, a company must have satisfied all of the following criteria to be purchased by the Fund:

+
As determined annually, have a market capitalization of $1 billion or more and attained a return on equity of at least 15 percent per year for each of its prior 10 fiscal years (which, for example, may include companies with negative equity resulting from debt-financing of large share repurchases);

+	Be in excellent financial condition based on certain qualitative factors such as a company’s ability to grow its business from free cash flow;

+
Established entry barriers as evidenced by:  (a) differentiated products, which can be protected from competition by patents, copyright protection, effective advertising or other means; (b) economies of scale in the production, marketing, or maintenance of the company’s products or services; (c) absolute cost advantages, such as obtaining raw materials at lower costs; (d) capital requirements at a level which make it impractical for other firms to enter the business; or (e) other sustainable competitive advantages identified by the Fund’s Adviser;

+
Demonstrated a commitment to increasing shareholders’ value by acquiring companies that contribute to their competitive advantage, paying off debt, repurchasing outstanding shares or increasing dividends;

+	Have the capability of continuing to meet all of the above criteria; and

+
Be priced at a significant discount to its intrinsic value.  Intrinsic value represents the value of all estimated future cash flows generated by the company discounted to the present.  By acquiring the securities of companies having market prices below intrinsic value, the Fund attempts to create a portfolio with less risk than the overall securities markets.

The Adviser believes that its focus on companies that historically have been able to achieve strong, consistent business performance and earnings growth over the long term, as determined by the Adviser using the above-referenced criteria, is consistent with the Fund’s investment objective of long-term capital appreciation.

The Fund’s Portfolio Securities
Although the Fund invests primarily in common stocks of U.S. companies, it may invest in any of the securities set forth below, referred to as eligible equity securities, issued by companies that meet the Fund’s investment criteria at the time the Fund purchases the security.

+
Voting common stock that is registered under the Securities Exchange Act of 1934 and is listed on a major United States stock exchange, including the New York Stock Exchange (“NYSE”) and the NASDAQ® Stock Market.

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+
Convertible debt securities and convertible preferred stock listed on a major United States stock exchange, including the NYSE and the NASDAQ® Stock Market, if the holder has the right to convert the debt securities or preferred stock into common stock that satisfies all the requirements above.  The Fund, however, does not expect convertible securities to be a significant amount of its total assets.

+
American Depository Receipts (“ADRs”) for the common stock of foreign corporations, if the ADRs are issued in sponsored programs, registered under the Securities Exchange Act of 1934 and listed on a major United States stock exchange, including the NYSE and the NASDAQ® Stock Market.  ADRs are receipts issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer and are publicly traded in the United States.  The Fund, however, does not expect ADRs to be a significant portion of its total assets.

+
Equity securities listed on a major United States stock exchange, including the NYSE and the NASDAQ® Stock Market, issued by foreign companies.  There are no restrictions on the amount of securities of foreign issuers that it may own.  The Fund, however, does not expect securities of foreign issuers to be a significant amount of its total assets.

The Fund purchases investment securities with the expectation of holding them for long-term appreciation.  The Fund’s investment policy governs the portfolio turnover rate.  The Fund’s investment policy permits the Fund to sell all or part of its securities of a portfolio company when the Fund’s Adviser determines that the security should be replaced with another qualifying security that has a greater opportunity for appreciation.  In addition, the Fund must sell its entire position in a company if that company no longer satisfies the investment criteria specified above, including if its price exceeds intrinsic value, unless the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, in which case the Fund may continue to hold and invest in the company.  Once the Fund makes a determination, however, that it must sell its securities of a portfolio company no longer meeting the investment criteria, it will sell its position within a reasonable period of time.  The Fund is subject to some restrictions governing the percentage of its assets that may be invested in the securities of any one company.  See “Fundamental Investment Restrictions,” “Portfolio Turnover” and “Tax Status of the Fund” in the Fund’s Statement of Additional Information (“SAI”) for more information on the Fund’s investment policies and restrictions.

The Fund’s Other Investments
The Fund may also invest up to 25 percent of its assets in cash or cash equivalents.  Some of these short-term instruments include:

+	Cash held by the Fund’s custodian, U.S. Bank, N.A.;

+	Money market mutual funds;

+	FDIC-insured bank deposits;

+	United States Treasury bills;

+	Commercial paper rated A-1 by Standard and Poor’s Corporation (“S&P”) or Prime-1 by Moody’s Investor Services, Inc. (“Moody’s”);

+	Demand notes of companies whose commercial paper receives the same ratings listed above by S&P or Moody’s;

+	Institutional-grade paper maturing at 13 months or less; and

+	U.S. government agency discount notes.

Implementation of Investment Objective and Strategies
The Fund has developed an extensive quality control program to ensure that the Fund’s investment strategy, research process and administration are implemented properly.  The objectives of this program are to ensure that:

+	The Fund’s investment strategy is applied consistently over time;

+	The objective investment criteria are applied on a uniform basis; and

+	Management focuses at all times on the best interests of the shareholders of the Fund.

The Fund’s investment strategy has been blended with certain administrative policies to accomplish its investment objective.  The Fund has:

+	Established an investment team to execute the investment discipline;

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+	Objectively defined the Fund’s research process, so that every security in the Fund’s portfolio has met specific objective and analytical tests;

+
Defined the Fund’s trading policy to ensure that the Fund (a) purchases only eligible equity securities issued by companies that meet the Fund’s investment criteria and (b) makes changes to its portfolio only when the Adviser determines the issuer’s performance makes a change advisable; and

+	Established investment policies that prohibit the Fund from trading on margin, lending securities, selling short, or trading in futures or options.

These measures are in addition to those required by the Investment Company Act of 1940 (“1940 Act”).  See the Fund’s SAI for more information on compliance with the 1940 Act.

Principal Risks

Stock Market Risk
Because the Fund invests in common stock, the Fund is subject to the risk that the market value of its securities may decrease over a short or extended period of time.  The prices of equity securities may change, sometimes rapidly and unpredictably, in response to many different factors such as general economic conditions, interest rates, the historical and prospective financial performance of a company, the value of its assets, and investor sentiment and perception of a company.  In addition, particular sectors of the stock market may underperform or outperform the market as a whole, and the value of an individual security held by the Fund may be more volatile than the market as a whole.

Management Risk
The Adviser makes all decisions regarding the Fund’s investments.  Accordingly, the Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the Fund’s assets and investments.  The Fund may only invest in those companies that can be purchased at a significant discount to their intrinsic values as calculated by the Adviser.  Since the intrinsic value is calculated from estimated future cash flows, the Adviser’s estimate may be in error or change as the forces of economics, competition, inflation, and other factors affect each particular company, and as a result the market price of a company's securities may never reach the Adviser's estimate of its intrinsic value.  In addition, because intrinsic value is a function of business performance and does not change as much or as frequently as market value, the relationship between the two is not constant, and this disconnect may result in the market price of a company’s securities remaining significantly below the Adviser's estimate of its intrinsic value for extended periods of time.  Although each company selected for investment by the Fund must have demonstrated at least a decade of high operating performance that the Adviser believes can be continued by maintaining or increasing its advantage over competitors, there is a risk that other companies engaged in the same business may succeed in gaining a competitive advantage.  Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

Non-Diversification
The Fund is a non-diversified mutual fund.  This means the Fund is not as restricted as some other mutual funds are by the provisions of the 1940 Act with respect to the diversification of its investments.  The Fund’s “non-diversified status” permits the investment of a greater portion of the Fund’s assets in the securities of a smaller number of issuers than would be permissible under a “diversified status.”  The appreciation or depreciation of a single portfolio security, or the performance of particular sectors of the stock market, may have a greater impact on the NAV of the Fund. Accordingly, the NAV of the Fund may fluctuate more than a comparable “diversified” fund.

Company and Sector Risk
The Fund’s principal investment strategies require that a company selected for investment must, among other criteria and in the determination of the Adviser, have attained a return on equity of at least 15 percent per year for each of the prior 10 years.  Due to the relatively limited number of companies that meet this investment criteria and thereby qualify for investment consideration, at times the Fund is prohibited from investing in certain companies and sectors that are experiencing a shorter-term period of robust earnings growth because they have not attained the high level of consistent, long-term business performance that is required for investment consideration by the Fund.  As a result, the Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies.

Large-Cap Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  The Adviser considers companies with market capitalizations in excess of $10 billion to be large-cap companies.

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Other Investment Risks

The Fund may engage in certain non-principal investment strategies as discussed in this Prospectus.  To the extent that the Fund engages in these non-principal strategies, the Fund will be subject to the following risks:

Preferred Stock Risk
A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Generally, preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved or both.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

Convertible Securities Risk
A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

International Risk, Foreign Securities and ADRs
Although all of the Fund’s portfolio securities must be listed on United States stock exchanges, including the NYSE and the NASDAQ® Stock Market, the Fund may invest in certain foreign securities and ADRs.  The Fund also invests in domestic companies that engage in significant foreign business.  See “Investment Objective, Principal Investment Strategies and Primary Risks—The Fund’s Portfolio Securities” in this Prospectus.  These investments involve certain risks, such as:

+	Political or economic instability in the country where the company is headquartered or doing business;

+	Fluctuations in the relative rates of exchange between the currencies of different nations;

+	The difficulty of predicting international trade patterns; and

+	The possibility of imposition of exchange control regulations.

These securities may also be subject to greater fluctuations in price.  With respect to certain foreign countries, there also is a possibility of expropriation, nationalization, confiscatory taxation, political, economic or social instability and diplomatic developments that could affect investments in those countries.  See “Investment Strategies and Risks—ADRs” in the Fund’s SAI for additional information relating to ADRs.

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Management of the Fund

Organization of the Fund
The Fund is organized as an Oregon corporation and is managed under the supervision of its Board of Directors.  For additional information about the Fund’s organization and Board of Directors, please see the Fund’s SAI.  The Fund adopted the assumed business name (or “doing business as” name) “Jensen Quality Growth Fund” effective September 30, 2011.

Investment Adviser
The Fund’s investment adviser is Jensen Investment Management, Inc., with offices at 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035-8234.  The investments and business operations of the Fund are managed by the Adviser subject to oversight by the Fund’s Board of Directors.  The Adviser is also responsible for selecting brokers and dealers to execute the Fund’s portfolio transactions.  Jensen Investment Management, Inc. has acted as the Fund’s investment adviser since the Fund was established in 1992.

The Adviser also serves as investment adviser to individual and institutional accounts, as well as The Jensen Quality Value Fund, an open-end mutual fund, and was managing assets totaling approximately $6.8 billion as of August 31, 2014.  For its services to the Fund, the Adviser receives an investment advisory fee paid monthly by the Fund at an annual rate calculated as a percentage of the average daily net assets of the Fund.  The table below illustrates the Fund’s base investment advisory fee annual rate and the reduced annual fee rates on Fund assets in excess of certain levels (breakpoints):

Annual Investment Advisory Fee (as a percentage of the Fund’s average daily net assets)
$4 billion or less	More than $4 billion, up to $8 billion	More than $8 billion, up to $12 billion	More than $12 billion
0.500%	0.475%	0.450%	0.425%

The Fund’s Board of Directors most recently approved the continuation of the Fund’s investment advisory agreement with the Adviser in July 2014.  A discussion regarding the Board of Director’s decision to continue the Fund’s investment advisory agreement with the Adviser will be included in the Fund’s semi-annual report to shareholders for the period ended November 30, 2014.

Portfolio Managers
The Fund is managed by a team composed of the Adviser’s investment committee, which is responsible for all investment decisions for the Fund.  All members share equal responsibility in managing the Fund and making decisions regarding the Fund’s investments.  The SAI provides additional information about the investment team’s compensation, other accounts managed by each member of the investment team and each member’s ownership of securities in the Fund.The investment committee is composed of Robert F. Zagunis, Eric H. Schoenstein, Robert D. McIver, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush and Adam D. Calamar.

Robert F. Zagunis was appointed Chairman of the Adviser in January 2013 and has been a Managing Director of the Adviser since January 1993.  Mr. Zagunis has over 35 years of experience in the banking and investment management industries.  He was manager of the Portland business-banking group for The Bank of California from 1987 to 1993 and before then held several senior lending and management responsibilities in the Corporate Banking Division of First National Bank of Oregon spanning a decade.  Mr. Zagunis is Vice President and Secretary of the Fund.  Mr. Zagunis has been a member of the investment team since 1993.

Eric H. Schoenstein was appointed Director of Business Analysis of the Adviser in September 2002.  Mr. Schoenstein, a Vice President of the Adviser, has been a Managing Director of the Adviser since 2003 and has over 24 years of accounting and business analysis experience.  He spent nearly 14 years with Arthur Andersen LLP, serving as a Senior Audit Manager and providing a wide variety of services to clients in both the public and private sectors, primarily in the manufacturing, transportation and wholesale and retail distribution industries.  Mr. Schoenstein is a Vice President of the Fund.  Mr. Schoenstein has been a member of the investment team since January of 2004.

Robert D. McIver was appointed President of the Fund and President of the Adviser in February 2007, and joined the Adviser in September 2004 as Director of Operations and Portfolio Manager.  Mr. McIver, a Managing Director of the Adviser since 2005, has over 22 years of experience in the banking and investment management business, including 10 years with Schroder Investment Management in London and two additional years with Schroder & Co. Trust Bank where he served as Chief Investment Officer, Latin America.  More recently, he managed two private property management and resort companies in British Columbia, Canada from 2001 – 2004.  Mr. McIver has been a member of the investment team since March of 2005.

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Kurt M. Havnaer, CFA, has been employed as a Business Analyst of the Adviser since December 2005.  Mr. Havnaer has over 24 years of experience in the investment management industry.  Prior to joining the Investment Adviser, he spent 9 years at Columbia Management Advisors as a high yield analyst and co-portfolio manager.  Prior to that, Mr. Havnaer was a portfolio manager, analyst and trader at Safeco Asset Management.  He has been a member of the investment team since September of 2007.

Allen T. Bond, CFA, has been employed as a Business Analyst of the Adviser since February 2007.  Mr. Bond has over 14 years of experience in the investment management industry.    Mr. Bond joined the Adviser from Washington Mutual where he held the position of Credit Analyst.  In that role, Mr. Bond performed fundamental analysis on investment grade corporate bond issuers.  Prior to Washington Mutual, he was a High Yield Credit Analyst and Trader for Columbia Management Group.  Mr. Bond began his career as a trader at Ferguson Wellman Capital Management.  He has been a member of the investment team since May of 2011.

Kevin J. Walkush has been employed as a Business Analyst of the Investment Adviser since May 2007.  Mr. Walkush has over 8 years of experience in the investment management industry.  Mr. Walkush joined the Adviser from Morningstar where he held the position of Stock Analyst.  In that role, Mr. Walkush provided equity research coverage of industrial, mining, and alternative energy stocks.  Prior to Morningstar, Mr. Walkush consulted for Lux Capital where he performed due diligence on investment candidates as well as prepared university-based technology for commercialization.  Mr. Walkush has also held various finance and operational roles at Amazon.com and Weyerhaeuser.  He has been a member of the investment team since May of 2011.

Adam D. Calamar, CFA, has been employed as a Business Analyst of the Adviser since January 2010, and has over 6 years of experience in the investment management industry.  Mr. Calamar has been employed by the Adviser since May 2008, previously holding the position of Manager of Institutional Services where he assisted in relationship management with the company’s institutional clients.  Mr. Calamar was previously employed by Broadmark Asset Management, LLC.  He has been a member of the investment team since September 2013.

Distribution and Servicing of Shares

Distributor
Quasar Distributors, LLC (“Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as distributor and principal underwriter for the Fund’s shares.  Quasar is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Distribution and Shareholder Servicing Plan
The Fund has implemented a combined Distribution and Shareholder Servicing Plan (the “12b-1 Plan”) for its Class R shares in accordance with Rule 12b 1 of the Investment Company Act of 1940.  The 12b-1 Plan allows the Fund’s Class R shares to pay fees to financial intermediaries and other service providers for the sale and distribution of Class R shares and for shareholder servicing and maintenance of shareholder accounts.  The 12b-1 Plan authorizes and provides for payments of 0.50% per year of the Fund’s average daily net assets for Class R shares for sale and distribution services and shareholder servicing.  As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Fund’s Adviser may make payments from its own resources, which include the investment advisory fees received from the Fund and other clients, to compensate any financial intermediaries and other service providers that provide sales and distribution services and shareholder servicing and account maintenance to the Fund’s Class R shares and charge a higher fee than the 0.50% paid by the Class R shares under the 12b-1 Plan.  Any portion of these fees in excess of 0.50% is paid by the Adviser and not by the Class R shares of the Fund.  The fee rates charged by these financial intermediaries vary.  The Fund’s SAI provides more information concerning payments to financial intermediaries. Investors should consult their financial intermediary regarding the amount and other details of the payments the financial intermediary receives for the services it provides to the Fund’s Class R shares and other mutual funds available to the financial intermediary’s customers.  To the extent that these fees received by the financial intermediary for its services to the Fund, or other payments it receives for providing Fund marketing support, are higher than those paid by other mutual funds, it may create an incentive for the financial intermediary and its financial professionals to sell the Class R shares of the Fund rather than other mutual funds.

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Shareholder Servicing Plan
The Fund has implemented a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) for its Class R shares that authorizes the Fund to make payments to financial intermediaries, retirement plan administrators and other service providers in return for their shareholder servicing and maintenance of Class R shareholder accounts, including participant recordkeeping and administrative services provided for participants in retirement plans that maintain Class R accounts in the Fund.  The shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan may not exceed 0.25% per year of the Fund’s average daily net assets for Class R shares and may not be used to pay for any services in connection with the distribution and sale of Class R shares.

Shareholder Service Information

Pricing of Fund Shares
The price of Fund shares is its NAV per share.  The NAV is calculated at the close of regular trading hours of the NYSE (generally 4:00 p.m., Eastern time) each day the NYSE is open.  Your purchase and redemption requests are priced at the next NAV calculated after receipt of a properly completed purchase or redemption order.  The NAV per share is calculated by dividing the total value of the Fund’s securities and other assets that are allocated to the class, less the liabilities allocated to that class, by the total number of shares outstanding.

The Fund uses the following methods to value securities held in its portfolio:

+
Securities listed on U.S. stock exchanges, including the NYSE, are valued at the last sale price at the close of the exchange.  Securities listed on the NASDAQ® Stock Market are valued at the NASDAQ Official Closing Price.  If such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price;

+	Securities that are traded in the over-the-counter market are valued at their current bid price;

+	Short-term money market securities maturing within 60 days are valued on the amortized cost basis; and

+	Securities for which market quotations are not readily available shall be valued at their fair value as determined in good faith by or under the direction of the Fund’s Board of Directors.

The market value of the securities in the Fund’s portfolio changes daily and the NAV of each class of Fund shares changes accordingly.

Fair Value Pricing
The Fund normally invests in common stock of domestic issuers listed on U.S. stock exchanges, including the NYSE or the NASDAQ® Stock Market, the substantial majority of which are large capitalization, highly liquid securities. Nonetheless, these securities may at times not have market quotations readily available, including, but not limited to, such instances where the market quotation for a security has become stale, sales of a security have been infrequent, or where there is a thin market in the security.  To address these situations, a fair value pricing policy for the Fund has been approved by the Board of Directors.  When a security is fair valued, it is priced at the amount that the owner of the security might reasonably expect to receive upon its current sale.

Because fair value pricing is subjective in nature, there can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.  There can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold.  Furthermore, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued using market quotations.

The Fund’s Board of Directors reviews the fair value pricing policy periodically.  See the SAI for more information about the pricing of the Fund’s shares.

How to Buy Fund Shares
Class R Shares
The Class R shares are available to defined contribution plans and other retirement plans.  The Fund offers two additional classes of shares through a separate prospectus: Class J shares, the Fund’s original class of shares, are available to retail investors, and Class I shares are available to institutional investors and individuals willing to make a significant initial investment, and the employees of the Fund’s Investment Adviser.  Each share class has its own expense structure and minimum investment amount.

You may purchase shares of the Fund directly from the Fund.  Shares of the Fund are sold at the NAV, which means that you pay no sales charges or commissions when you purchase shares.  Your share price will be the next NAV calculated after the Fund receives your request in good order.  Forms are available by request and at www.jenseninvestment.com.

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Additional Purchase Information Pertaining to the Fund
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that U.S. Bancorp Fund Services, LLC (“USBFS”), the transfer agent for the Fund, will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the transfer agent at 800-992-4144 if you need additional assistance when completing your account application.

If we cannot confirm your identity through reasonable means, your account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

When making a purchase request, make sure your request is in good order.  For purchases made through the Transfer Agent, “good order” means your purchase request includes:

+	The name of the Fund;

+	The dollar amount of shares to be purchased;

+	Account application form or investment stub; and

+	Check payable to “the Jensen Portfolio” or “Jensen Quality Growth Fund.”

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

Minimum Investments Pertaining to the Fund
Except as described in this section, the minimum investment amount of Fund shares is as follows:

Initial Investment	Subsequent Investment
$2,500	$100

These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser.

The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Financial Intermediaries
You may also purchase shares of the Fund through a third-party financial intermediary, such as a broker-dealer, financial institution or other financial service firm.  When you purchase shares of the Fund through a financial intermediary, the financial intermediary may be listed as the shareholder of record of the shares.  In addition, a financial intermediary may use procedures and impose restrictions that are different from those applicable to shareholders that invest in the Fund directly.

The price per share you will receive will be the NAV next computed after your request is received in good order by the financial intermediary.

If you intend to invest in the Fund through a financial intermediary, you should read the program materials provided by the financial intermediary as a supplement to this Prospectus.  Financial intermediaries may charge you transaction-based fees or other charges for the services they provide to you.  These charges are retained by the financial intermediary and are not paid to the Fund or the Adviser.

Buying Shares by Mail
Complete an application and send it to the address below, with a check for at least the minimum amount and made payable to “the Jensen Portfolio” or “Jensen Quality Growth Fund”:

By Mail:
Jensen Quality Growth Fund
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI  53201-0701

By Overnight or Express Mail:
Jensen Quality Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.  All purchases must be in U.S. dollars drawn on a domestic financial institution.

NOTE:  USBFS will charge your account a $25 fee for any payment returned.  In addition, you will be responsible for any losses suffered by the Fund as a result.

Buying Shares by Wire
If you are making an initial investment in the Fund by wire transfer, please contact the Fund by telephone before you wire funds to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and within 24 hours a service representative will provide you with an account number and wiring instructions.  You may then contact your bank to wire funds according to the instructions you were given.  Your purchase will be placed as of the date the funds are received provided the funds are received before the close of the market.  If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For subsequent investments by wire, please contact the transfer agent at 1 800-992-4144 prior to sending your wire.  This will alert the Fund to your intention and will ensure proper credit when your wire is received.  Instruct your bank to wire transfer your investment to:

U.S. Bank, N.A.
777 E. Wisconsin Ave
Milwaukee, Wisconsin 53202
ABA Number: 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
Further credit to:	the Jensen Portfolio, Inc., or Jensen Quality Growth FundShareholder account name and account number

Buying Shares by Telephone
If you have established bank instructions on your account and have not declined telephone transaction privileges on your New Account Application Form, you may purchase additional shares of the Fund, in amounts of $100 or more, by telephoning USBFS toll free at 800-992-4144.  If your account has been open for 15 days, this option allows you to move money from your bank account to the Fund account upon request.  Only bank accounts held at U.S. banks that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  Shares will be purchased in your account at the applicable price determined on the day of your order, as long as your order is received prior to 4:00 p.m. Eastern time.  If your payment is rejected by your bank, the transfer agent will charge your account a $25 fee.  In addition to the fee, you will also be responsible for any resulting loss incurred by the Fund.

Anti-Money Laundering Program
The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the USA PATRIOT Act and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

+	full name;

+	date of birth (individuals only);

+	Social Security or taxpayer identification number; and

+	permanent street address (a P.O. Box alone is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.  Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the transfer agent will verify the information on your application as part of the Program.  The Fund reserves the right to request additional clarifying information and may close your account and redeem your shares at the next computed NAV if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the transfer agent at 800-992-4144.

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Choosing a Distribution Option
When you complete your account application, you may choose from four distribution options.

1.	You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.

2.	You may elect to receive income dividends and capital gains distributions in cash.

3.	You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.

4.	You may elect to invest income dividends in additional shares of the Fund and receive capital gains distributions in cash.

If you elect to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.  You may change your election at any time.  Your request for a change must be received in writing or by telephone by USBFS at least five (5) days prior to the record date for the distribution for which a change is requested.

Retirement Plans
Tax-deferred retirement plans including:

+	IRAs;
+	Keogh accounts;
+	SEP accounts; and
+	Other ERISA-qualified plans

may invest in the Fund, subject to the other requirements of the Fund.  If a plan has already been established with a custodian or trustee, the plan may purchase shares of the Fund in the same manner as any other shareholder, subject to any special charges imposed by the plan’s custodian or trustee.

If you want to establish an individual retirement account naming USBFS as custodian, please call our shareholder services at 800-992-4144 for information and forms.

Additional Purchase Information
The Fund reserves the right to reject your purchase order and suspend the offering of the Fund’s shares to you if management determines the rejection or suspension is in the best interests of the Fund.

Shares of the Fund have not been registered for sale outside of the United States, Puerto Rico and the U.S. Virgin Islands.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Stock Certificates
The issuance of Fund shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place.  For investor convenience and to avoid additional operating costs, the Fund does not expect to issue share certificates.

The Fund and USBFS are available to assist you in opening accounts and when purchasing, exchanging or redeeming shares.

Householding
In an effort to decrease costs, the Fund has reduced the number of duplicate prospectuses, annual and semi-annual reports you receive and sends only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 800-992-4144 to request individual copies of these documents, or if your shares are held through a financial institution please contact them directly.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

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How to Redeem Fund Shares
You may redeem Fund shares on any business day the NYSE is open.  Shares of the Fund are redeemed at the next NAV calculated after the Fund has received your redemption request in good order.  Payment is typically made within one or two business days of receipt of a valid redemption request.

Redemption by Mail
You may mail your redemption request to:

By Mail:
Jensen Quality Growth Fund
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI  53201-0701

By Overnight or Express Mail:
Jensen Quality Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

It is important that your redemption request be mailed to the correct address and be in good order.  If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to USBFS, but the effective date of the redemption will be delayed.  No redemption will be made until a request is submitted in good order.

A redemption request made through the Transfer Agent is considered to be in “good order” if the following information is included:

+	The name of the Fund and Class of shares;

+	The dollar amount or number of shares being redeemed;

+	The account registration number; and

+	The signatures of all registered shareholders as registered, providing a signature guarantee(s), if applicable (see the section entitled “Signature Guarantee” below).

The Fund reserves the right to change the requirements of “good order” at any time without notice.  For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

Redemption requests for accounts registered in the names of corporations, fiduciaries and institutions may require additional redemption documents, such as corporate resolutions, certificates of incumbency or copies of trust documents.  Please contact USBFS if your account is registered in one of these categories.

IRA Redemption
If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax.  If your redemption request fails to make an indication, your redemption proceeds will be subject to withholding.

Redemption by Telephone
Unless you have declined telephone transaction privileges on your New Account Application Form, you may redeem shares in any amount not less than $100 and not more than $50,000 by instructing USBFS by telephone at 800-992-4144.  A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source will be required of all shareholders in order to change telephone redemption privileges.  Once a telephone transaction has been placed, it cannot be canceled or modified.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

+	That you correctly state your Fund account number;

+	The name in which your account is registered;

+	The Social Security or tax identification number under which the account is registered; and

+	The address of the account holder, as stated in the New Account Application Form.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

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Signature Guarantee
In addition to the requirements discussed above, a signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

+	If ownership is being changed on your account;

+	When redemption proceeds are payable or sent to any person, address or bank account not on record;

+	If a change of address was received by the Transfer Agent within the last 30 calendar days; or

+	For redemptions over $50,000 from any shareholder account.

The Fund reserves the right to require a signature guarantee or other acceptable signature verification under other circumstances.  Non-financial transactions including establishing or modifying certain services on an account will require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Redemption-in-Kind
The Fund generally pays redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s NAV, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s NAV in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur subsequent brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Redemption Price and Payment for Fund Shares
Redemption requests are processed at the NAV next computed after the transfer agent or other authorized agent receives a redemption request in good order (as defined above).  If your redemption request is received by the transfer agent or other authorized agent in good order before the close of regular trading hours on the NYSE (currently, 4 p.m. Eastern time), the request is effective on the day received.  If your redemption request is received in good order after the close of regular trading hours on the NYSE, it is effective on the next business day.

Payment for your redeemed Fund shares will be mailed to you generally within one or two business days, but no later than the seventh day after your redemption request is received in good order by the transfer agent.  However, if any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected.  This may take up to twelve calendar days from the date you purchased shares.  You may avoid these delays by purchasing shares of the Fund by wire transfer.  The Fund may, however, suspend your right of redemption or postpone the payment date at times when the NYSE is closed or during certain other periods as permitted under the federal securities laws.

The Fund may be required to withhold a percentage for federal income tax (backup withholding) from dividend payments, distributions, and redemption proceeds if you do not provide a correct social security or tax identification number or the Internal Revenue Service (“IRS”) notifies the Fund that you are subject to backup withholding.  See the section entitled “Dividends, Distributions and Taxes” in this Prospectus for more information.

Your redemption payment will be mailed by check to the account name(s) and address exactly as registered.  You may also request payment by wire transfer or electronic funds transfer through the ACH network to your predetermined bank account.  There is no charge for redemption payments that are mailed or sent via ACH.  ACH payments are usually available within 2 business days.  Redemption payments sent by wire transfer must be at least $1,000, and the Fund’s transfer agent currently charges $15 for each wire transfer which, for financial intermediaries, may be paid for by the Fund.  Your bank may also impose an incoming wire charge.  Wire fees are charged against the account only in the case of dollar specific redemptions.  In the case of share specific or complete liquidation, fees are deducted from the redemption proceeds.

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Redemptions at the Option of the Fund
In addition, the Fund may institute a policy whereby it automatically redeems shares if an account balance drops below a specified amount as a result of redemptions by the shareholder.  If such a policy is instituted, the Fund may not implement such redemption if the decrease in the account balance was caused by any reason other than shareholder redemptions.  As of the date of this Prospectus, the Fund had not instituted such a policy.  However, the Fund’s Board of Directors is authorized to institute such a policy if the Board determines that such a policy is in the best interests of the Fund and its shareholders.

The Fund may require the redemption of shares if, in its opinion, such action would prevent the Fund from becoming a personal holding company, as defined in the Internal Revenue Code.

Financial Intermediaries
If you purchased your shares of the Fund through a third-party financial intermediary, such as a broker-dealer, financial institution or other financial service firm, your redemption order must be placed through the same financial intermediary.  A financial intermediary may use procedures and impose restrictions (and possibly charge fees) that are different from those applicable to shareholders who redeem directly from the Fund.

Market Timing
The Fund is designed for long-term investors.  Investors who engage in frequent purchases and redemptions of the Fund’s shares, referred to as “market timing,” may dilute the value of the Fund’s shares, interfere with the efficient management of the Fund’s portfolio and increase the Fund’s brokerage and administrative costs.  The Board of Directors has adopted a policy regarding such market timing.  The Fund believes that its investment strategy is not attractive to market timing investors because its portfolio holdings are primarily of domestic issuers, which eliminates “time-zone arbitrage” that may be associated with funds that have significant holdings in foreign securities traded on foreign exchanges.  In addition, the Fund invests primarily in large capitalization “blue chip” companies that historically have exhibited a relatively low level of the short-term volatility usually sought by market-timing investors.  As a result, the Fund does not currently impose any trading restrictions or redemption fees on Fund shareholders.

However, the Fund discourages market timing and monitors trading activity using a variety of techniques, including analysis of data for any large redemptions, including the identity and holding period of the redeeming shareholder.  These techniques are applied uniformly to all shareholders and may change from time to time as approved by the Fund’s Board of Directors.

In an effort to discourage market timing and minimize potential harm to the Fund and its shareholders, the Fund reserves the right to identify trading practices as abusive.  The Fund reserves the right to reject your purchase order and suspend the offering of the Fund’s shares to you if management determines that the rejection or suspension is in the best interests of the Fund.

Due to the complexity and subjectivity involved in identifying market timing and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  The ability of the Fund to apply its market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy.  In particular, because the Fund receives purchase and sale orders through financial intermediaries that use omnibus accounts, the Fund cannot always detect market timing.  There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts of financial intermediaries may be limited.

Additional Redemption Information
Neither the Fund, the Adviser nor the transfer agent will be liable for any loss, cost or expense of acting on written instructions believed by the party receiving the instructions to be genuine and in accordance with the procedures described in this Prospectus.

General Transaction Policies
The Fund reserves the right to:

+	Vary or waive any minimum investment requirement.

+
Redeem all shares in your account if your balance falls below the Fund’s minimum for the applicable class of shares.  If, within 60 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

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+	Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.

Your broker/dealer or other financial service firm may establish policies that differ from those of the Fund.  For example, the financial service firm may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker/dealer or other financial service firm for details.

Distributions and Taxes

The Fund declares and makes distributions from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis.  These distributions are paid in additional shares of the Fund unless the shareholder elects to receive distributions in cash as described in the section entitled “How to Purchase Shares – Choosing a Distribution Option.”

If you elect to receive distributions from the Fund of net investment income and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check or a check remains outstanding for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s current NAV and reinvest all subsequent distributions in shares of the Fund.

The Fund will notify its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) for the year.

The Fund intends to qualify at all times as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code.  By qualifying as a RIC and satisfying certain other requirements, the Fund will not be subject to federal income or excise taxes to the extent the Fund distributes its net investment income and realized capital gains to its shareholders.

The taxation of distributions from the Fund is the same whether paid in cash or in additional shares.  For federal income tax purposes, distributions of investment company taxable income are taxable as ordinary income (for non-corporate shareholders, the current maximum tax rate is 39.6%), and distributions reported by the Fund as a capital gain dividend (i.e., as the excess of net long-term capital gain over net short-term capital loss) in written statements furnished to the Fund’s shareholders are generally taxable as long-term capital gains (for non-corporate shareholders, currently taxed at a maximum rate of 20%) to the recipient shareholder regardless of the length of time the shareholder held the Fund’s shares.  In the case of non-corporate shareholders, certain net investment income distributions may be attributable to and reported by the Fund as “qualified dividend” income in written statements furnished to the Fund’s shareholders, currently taxable at long-term capital gain rates.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.

For non-corporate shareholders, distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (for non-corporate shareholders currently taxed at a maximum rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You may also be subject to state or local taxes with respect to holding Fund shares or on distributions from the Fund.  You are advised to consult your tax adviser with respect to state and local tax consequences of owning shares of the Fund.

Federal law requires the Fund to withhold a percentage of all distributions and redemption proceeds paid to shareholders that have not provided their correct taxpayer identification number or certified that withholding does not apply.  Each prospective shareholder is asked to certify on its application to open an account that the social security number or other tax identification number provided is correct and that the prospective shareholder is not subject to a percentage backup withholding for previous under-reporting of income to the IRS.  The Fund generally does not accept an application to open an account that does not comply with these requirements.

In addition to the federal income tax, certain individuals, trusts and estates are subject to a tax of 3.8% on net investment income.  The net investment income tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this net investment income tax.  In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this net investment income tax.

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The Fund is required to report to you and the IRS the cost basis of Fund shares acquired after January 1, 2012 when you subsequently sell or redeem those shares.  The Fund will determine cost basis using the loss/gain utilization method unless you elect in writing any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

This tax discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders.  There may be other federal, state or local tax considerations applicable to a particular shareholder.  Prospective investors in the Fund are urged to consult their tax advisers prior to purchasing shares of the Fund.

Confirmation and Statements

The Fund’s transfer agent, USBFS, will send you a statement of your account after every transaction affecting your share balance or account registration.  Please allow seven to ten business days for the transfer agent to confirm your order.  The transfer agent will send a quarterly account statement to you, regardless of whether you have purchased or redeemed any shares during the quarter.  Generally, a statement with tax information will be mailed to you by January 31 of each year.  A copy of the tax statement also is filed with the IRS.

The Fund will send you an audited annual report each year and an unaudited semi-annual report after the Fund’s second fiscal quarter.  Each of these reports includes a statement listing the Fund’s portfolio securities.

Disclosure of Portfolio Holdings Information

The Fund’s complete portfolio holdings are filed with the SEC within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders on Form N-CSR and in the quarterly holdings report on Form N-Q. The Fund also discloses its portfolio holdings as of each calendar quarter end on its website at www.jenseninvestment.com.  The portfolio holdings information is normally updated within 10 days after each quarter end and remains posted on the website until replaced with the next calendar quarter’s portfolio holdings information or at other times during the quarter when the Fund makes significant changes to its portfolio holdings.  Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website.  A further description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Shareholder Inquiries

Shareholder inquiries are answered promptly.  Any inquiries you have should be addressed to U.S. Bancorp Fund Services, LLC at 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (telephone 800-992-4144).

In addition, you may review your account information online by visiting www.jenseninvestment.com and selecting “Mutual Fund Account Access” under the “Mutual Fund” section of the website.

Index Description

Investors cannot invest directly in an index, although they may invest in the underlying securities.

The S&P 500® Index is a widely recognized, unmanaged index of common stock of mostly larger-sized U.S. companies.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions.  The information for the years ended May 31, 2014, 2013, 2012 and 2011 have been audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available without charge upon request.  The information for the year ended May 31, 2010 was audited by another independent registered public accounting firm.

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Class R	YEAR ENDED MAY 31,

Per Share Data:	‘14	‘13	‘12	‘11	‘10

Net asset value, beginning of year	$33.83	$27.22	$29.01	$23.78	$19.40

Income from investment operations:
Net investment income	0.23	0.25	0.26	0.23	0.20
Net realized and unrealized gains (losses) on investments	5.50	6.64	(1.79)	5.23	4.37
Total from investment operations	5.73	6.89	(1.53)	5.46	4.57

Less distributions:
Dividends from net investment income	(0.21)	(0.28)	(0.26)	(0.23)	(0.19)
Dividends from net realized capital gains	(1.19)	—	—	—	—
Total distributions	(1.40)	(0.28)	(0.26)	(0.23)	(0.19)
Net asset value, end of year	$38.16	$33.83	$27.22	$29.01	$23.78

Total return	17.13%	25.43%	(5.26)%	23.08%	23.59%

Supplemental data and ratios:
Net assets, end of year (000’s)	$50,478	$47,074	$40,216	$29,077	$12,533
Ratio of expenses to average net assets	1.25%	1.16%	1.12%	1.10%	1.12%
Ratio of net investment income to average net assets	0.63%	0.82%	0.96%	0.87%	0.83%
Portfolio turnover rate	14.10%	22.09%	15.80%	6.84%	12.33%

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Jensen Quality Growth Fund

Investment Adviser
Jensen Investment Management, Inc.
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035-8234
Telephone:    503-726-4384
800-221-4384
www.jenseninvestment.com

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212-3958

Transfer Agent, Fund Administrator
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202-5207
Telephone:  800-992-4144

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202-5207

Legal Counsel
Stoel Rives LLP
Suite 2600
900 SW Fifth Avenue
Portland, OR  97204-1268

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

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Notice of Privacy Policy

Jensen Investment Management, Inc. and the Jensen Portfolio, Inc. d/b/a Jensen Quality Growth Fund (collectively, “Jensen”) have had a long-standing policy of maintaining strict confidentiality over customer information.  Jensen’s policy is as follows:

Confidentiality and Security
All information regarding customer identity, security holdings and financial status will be kept strictly confidential.  We maintain physical, electronic and operational safeguards to protect customer nonpublic personal information.

Jensen is now required to provide you the following two notices:

Categories of information Jensen discloses and parties to whom Jensen discloses that information:

Jensen does not disclose any nonpublic personal information about its current or former shareholders to nonaffiliated third parties, except as permitted or required by law.  For example, Jensen is permitted by law to disclose all of the information it collects, as described below, to its transfer agent to process your transactions.  Jensen is also permitted by law (and may be required by law) to disclose any nonpublic personal information it collects from you to law enforcement agencies, the Securities and Exchange Commission, and other federal and state regulatory authorities.

Categories of information Jensen collects:

Jensen collects nonpublic personal information about our customers from the following sources:

+
Information Jensen receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, telephone number, social security number, assets, income and date of birth; and

+
Information about your transactions with Jensen, its affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

In the event that you hold shares of the Jensen Portfolio d/b/a Jensen Quality Growth Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Table of Contents - Jensen Quality Growth Fund Class R Prospectus
PN-1

Jensen Quality Growth Fund

Class R Shares

For More Information

You can learn more about the Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund in the following documents:

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  The annual and semi-annual reports provide the Fund’s most recent financial report and portfolio holdings.  The annual report contains a letter from the Fund’s manager discussing the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The Fund’s Statement of Additional Information (“SAI”) supplements this Prospectus and is incorporated into this Prospectus by reference.  The SAI includes a list of the Fund’s investment policies and restrictions, as well as more detail about the management of the Fund.

The annual and semi-annual reports and the SAI are available free of charge upon request by contacting the Fund toll free at 800-992-4144 or on the Fund’s website at www.jenseninvestment.com. You may also call this toll-free number to request additional information about the Fund or to make shareholder inquiries. You may also review these documents and other information about the Fund at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov.  Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the  Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

SEC FILE NUMBER: 811-6653

jenseninvestment.com

Table of Contents - Jensen Quality Growth Fund Class R Prospectus

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